SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 2, 2000



                           GLENAYRE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



Delaware                                   0-15761                    98-0085742
--------                                   -------                    ----------
(State or other jurisdiction             (Commission               (IRS Employer
of incorporation)                       File Number)         Identification No.)



5935 Carnegie Boulevard, Suite 300, Charlotte, North Carolina              28209
--------------------------------------------------------------------------------
         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (704) 553-0038
                                                     ---------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On June 2, 2000, Glenayre Technologies, Inc. (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent") executed the Second Amendment (the "Amendment") to the Preferred Shares Rights Agreement dated May 21, 1997 between the Company and the Rights Agent (as amended, modified or supplemented from time to time, the "Rights Agreement"). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Rights Agreement.

         Section 27 of the Rights Agreement provides that prior to the Distribution Date, the Company may supplement or amend the Rights Agreement in any respect without the consent of the Rights Holders. The State of Wisconsin Investment Board ("SWIB") requested the Company to amend the Rights Agreement to exclude SWIB from the definition of "Acquiring Person" unless and until such time as SWIB becomes the Beneficial Owner of a percentage of Common Shares of the Company then outstanding which equals or exceeds 20%. SWIB agreed not to seek election or placement of a representative of SWIB on the Company's Board of Directors while SWIB is the Beneficial Owner of 15% or more of the outstanding Common Shares of the Company. The Board of Directors of the Company approved the Amendment effective June 1, 2000.

         The Amendment provides that SWIB shall not be deemed to be an Acquiring Person under the Rights Agreement until SWIB shall have become the Beneficial Owner of a percentage of Common Shares then outstanding which equals or exceeds the SWIB Percentage. The SWIB Percentage equals 20% through June 15, 2001. However, after June 15, 2001, the SWIB Percentage shall be reduced to (i) 16%, if SWIB does not beneficially own 16% or more of the Common Shares outstanding at the close of business on June 15, 2001, or (ii) if SWIB beneficially owns 16% or more of the Common Shares outstanding at the close of business on June 15, 2001, the next highest whole percentage in excess of the percentage of Common Shares of the Company then outstanding and beneficially owned by SWIB, not to exceed 20%. The definitions of "Distribution Date" and "Triggering Event" were also amended to conform to the modifications made to the definition of Acquiring Person.

         The Amendment and the Rights Agreement, specifying the terms of the Rights and including the form of the Rights Certificate, are exhibits hereto and the Rights Agreement is incorporated herein by reference. The foregoing description of the Rights and the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

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

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  4.1 Preferred Shares Rights Agreement dated May 21, 1997 by and between the Registrant and American Stock Transfer & Trust Company, together with the Form of Rights Certificate attached as Exhibit B thereto. Incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-A filed on May 22, 1997.

                  4.2 Amendment to the Preferred Shares Rights Agreement dated January 14, 1999 between the Registrant and American Stock Transfer & Trust Company. Incorporated by reference to Exhibit 4.2 to the Registrant's Form 8-K dated January 14, 1999.

                  4.3 Second Amendment to the Preferred Shares Rights Agreement dated June 2, 2000 between the Registrant and American Stock Transfer & Trust Company.

                  99.1     Registrant's News Release dated June 5, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         GLENAYRE TECHNOLOGIES, INC.



                                         By   s/ Bert C. Klein
                                              -------------------------------
                                                  Bert C. Klein
                                                  Senior Vice President and
                                                    Chief Financial Officer


Dated:  June 9, 2000


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

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                           Commission File Number
June 2, 2000                                                            0-15761
                                                                        -------


                           GLENAYRE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX


Exhibit No                                    Exhibit Description
----------                                    -------------------
4.1                         Preferred  Shares Rights  Agreement  dated May 21, 1997 by and between the  Registrant  and American  Stock  Transfer & Trust
                            Company,   together  with  the  Form  of  Rights   Certificate
                            attached as Exhibit B thereto.  Incorporated  by  reference to
                            Exhibit  4.1 to the  Registrant's  Form  8-A  filed on May 22,
                            1997.

4.2                         Amendment  to the  Preferred  Shares  Rights  Agreement  dated
                            January 14, 1999 between the  Registrant  and  American  Stock
                            Transfer  &  Trust  Company.   Incorporated  by  reference  to
                            Exhibit  4.2 to the  Registrant's  Form 8-K dated  January 14,
                            1999.

4.3                         Second  Amendment to the  Preferred  Shares  Rights  Agreement
                            dated June 2, 2000 between the  Registrant  and American Stock
                            Transfer & Trust Company.

99.1                        Registrant's News Release dated June 5, 2000.



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